SECURITIES AND EXCHANGE COMMISSION
			     Washington, D.C.  20549

				    FORM 8-K/A

                                   CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              September 20, 2010
                  Date of Report (Date of earliest event reported)

                               MONZA VENTURES INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                (State or other jurisdiction of incorporation)

                                    000-51976
                             (Commission File Number)

				     N/A
                      (I.R.S. Employer Identification No.)

                               1018 Huguang Rd.,
                                  Changchun,
                             Jilin Province 130012
                                     China,
                     (Address of principal executive offices)

                              011-86-43185918321
               (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






EXPLANATORY NOTE

The Current report on form 8-K/A is being filed to modify the prior disclosure on results of the annual shareholders meeting for 2010.


As used in this report, the terms "we", "us", "our", "our company" refer to Monza Ventures, Inc., a Nevada corporation.


Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 20, 2010 the Stockholder's of the Company re-affirmed the election of Chen Wang, Peng Jian Zhi, Yuan Wei to the Board of Directors.

On September 20, 2010 the Stockholder's of the Company ratified Stan Lee, CPA as the Company's independent certified public accountant.


On September 20, 2010, the Stockholder's of the Company authorized the Forward Stock Split of our issued and outstanding Common Stock on a 7 for one (7:1) basis. The Forward Stock Split became effective on September 20, 2010. The Company did not enact the Forward Stock Split and will request the shareholders reaffirm the action at the annual meeting for 2011.

On September 20, 2010 the Stockholder's of the Company approved changing the name of the Company from Monza Ventures Inc. to Arize Nutritional Gum Corp.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Monza Ventures, Inc.

					/s/    Chen Wang
					       Chen Wang
                                               President


Date: March 14, 2011